EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of July 2, 2026
among
DREAM FINDERS HOMES, INC.,
as Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent and
an L/C Issuer,
The Other L/C Issuers Party Hereto, and
The Other Lenders Party Hereto
WESTERN ALLIANCE BANK,
and
CITIZENS BANK, N.A.,
as
Co-Syndication Agents
AMERIS BANK, BMO BANK N.A.,
U.S. BANK NATIONAL ASSOCIATION,
and
GOLDMAN SACHS LENDING PARTNERS LLC,
as
Co-Documentation Agents
BOFA SECURITIES, INC.,
as
Sole Bookrunner
BOFA SECURITIES, INC.,
WESTERN ALLIANCE BANK,
and
CITIZENS BANK, N.A.,
as
Joint Lead Arrangers

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 2, 2026 (the “Effective Date”), by and among DREAM FINDERS HOMES, INC., a Texas corporation (“Borrower”), BANK OF AMERICA, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”), and the Required Lenders.
W I T N E S S E T H
A.Reference is made to that certain Amended and Restated Credit Agreement dated as of June 2, 2022, by and among Borrower, each of the Lenders defined therein (“Lenders”), Administrative Agent and the other parties thereto (as renewed, extended, modified, and amended from time to time prior to the date hereof, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
B.The parties hereto have agreed to amend certain terms and provisions of the Credit Agreement as more particularly described herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments. On and after the Effective Date:
(a)The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the correct alphabetic order:
“Debt to Capitalization Ratio Increase Period” has the meaning specified in Section 7.13(a).
“Material Acquisition” means any Investment or Acquisition, in a single transaction or in a series of related transactions, made by Borrower or one of its Subsidiaries in which the total investment with respect to such Investment or Acquisition exceeds ten percent (10%) of Tangible Net Worth.
(b)The definition of “EBITDA” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“EBITDA” means, for the Financial Covenant Consolidated Group for any period, without duplication, an amount equal to the sum of (a) Net Income of the Financial Covenant Consolidated Group for such period, in each case, excluding (i) any nonrecurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from early extinguishment of Indebtedness, and (iii) any net income or gain or any loss resulting from a Swap Contract or other derivative contract (including by virtue of a termination thereof), plus (b) an amount which, in the determination of Net Income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) interest expense (plus, amortization of deferred financing costs, to the extent included in the determination of interest expense in accordance with GAAP), (ii) income Taxes, and (iii) depreciation and amortization, all determined in accordance with GAAP. For purposes of this definition, nonrecurring and extraordinary gains shall be deemed to include (x) non-cash severance and other non-cash restructuring charges and (y) transaction costs of Acquisitions not permitted to be capitalized pursuant to GAAP.
(c)The definition of “Unconsolidated Affiliates” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Unconsolidated Affiliates” means a Person in which Borrower owns, directly or indirectly, any Equity Interest, but whose financial statements are not required to be consolidated with the financial statements of Borrower in accordance with GAAP.
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(d)Section 7.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
7.02     Investments. Make any Investments, except:
(a)Investments held by (i) a member of the Consolidated Group in the form of cash and cash equivalents and (ii) a Financial Services Subsidiary in the form of cash, treasuries, other cash equivalents, publicly-traded debt, equity and preferred equity instruments, or mortgages;
(b)advances to officers, directors and employees of a member of the Consolidated Group in an aggregate amount not to exceed $6,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;
(c)Investments of any member of the Consolidated Group in any other Person that is, or will upon the making of such Investment become, a member of the Consolidated Group;
(d)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)Investments in Persons that are not Subsidiaries that are engaged primarily in the same businesses as Borrower and its Subsidiaries, or in a business reasonably related to such businesses;
(f)Subject to Section 7.13(f), Investments in any Person that is, or will upon the making of such Investment become, an Unconsolidated Affiliate (including Persons engaged primarily in businesses other than those permitted by Section 7.02(e);
(g)acquisitions of real property in the ordinary course of business; and
(h)Guarantees permitted by Section 7.03.
(e)Section 7.03(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(k)     other unsecured Indebtedness so long as no Default or Event of Default exists and Borrower is compliance with Section 7.13, in each case before and after giving pro forma effect thereto.
(f)Section 7.13(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(a)Maximum Debt to Capitalization Ratio. Permit the Debt to Capitalization Ratio as of the last day of any fiscal quarter of Borrower to be greater than 60.00%; provided that, at Borrower’s election, upon delivery of a written notice to Administrative Agent prior to the delivery of a Compliance Certificate pursuant to Section 6.02(a), for any applicable four (4) fiscal quarter period during which Borrower completes a Material Acquisition, and so long as, at the time of completion of such Material Acquisition, no Default or Event of Default has occurred and is continuing, the Debt to Capitalization Ratio may exceed 60.00% so long as it does not exceed 65.00% as of the last day of such fiscal period and the following three (3) fiscal quarters (the “Debt to Capitalization Ratio Increase Period”); provided, further, that any such Debt to Capitalization Ratio Increase Periods shall be non-consecutive.
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2.Amendments to other Loan Documents.
(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
3.Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date:
(a)Borrower has the power to execute and deliver this Amendment and to perform its obligations hereunder; and Borrower has duly authorized such execution, delivery and performance.
(b)This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and the applicable of general principles of equity (regardless of whether such enforceability is considered in proceedings in equity or at law).
(c)The representations and warranties of Borrower in the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(d)No Default has occurred and is continuing or would result from giving effect to this Amendment.
4.Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent on or before the Effective Date:
(a)Administrative Agent shall have received this Amendment, duly executed and delivered by the Required Lenders, Administrative Agent, and Borrower;
(b)the representations and warranties set forth herein shall be true and correct;
(c)no Default shall have occurred and be continuing or would result from giving effect to this Amendment; and
(d)payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof and reimbursement or payment of all costs and expenses required to be reimbursed or paid by Borrower hereunder, including all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent).
5.Ratifications. Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
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6.Miscellaneous.
(a)This Amendment shall constitute one of the Loan Documents.
(b)This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.
(c)Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, and (iii) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
(d)The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the other Loan Documents or any of the other documents referred to herein or therein.
(e)This Amendment may be in the form of an Electronic Record (and may be delivered by e-mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, (i) “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time and (ii) “Communication” shall mean this Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment.
[Signature Pages Follow.]
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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first stated above.
BORROWER:
DREAM FINDERS HOMES, INC.
By: /s/ Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: General Counsel, Vice President, and Corporate Secretary
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/Carloyn LaBatte-Leavitt
Name: Carloyn LaBatte-Leavitt
Title: Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

LENDERS:
BANK OF AMERICA, N.A., as a Lender and an L/C Issuer
Administrative Agent
By: /s/William Campano
Name: William Campano
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

WESTERN ALLIANCE BANK, as a Lender and an L/C Issuer
By: /s/Jenna White
Name: Jenna White
Title: Sr. Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as
a Lender
By: /s/David Prowse
Name: David Prowse
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

AMERIS BANK, as a Lender
By: /s/Zacharia J. Scott
Name: Zacharia J. Scott
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

UNITED BANK, as a Lender
By: /s/Thomas J. Van Lierde
Name: Thomas J. Van Lierde
Title: SVP
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

PINNACLE BANK, A TENNESSEE BANK
D/B/A SYNOVUS BANK AS SUCCESSOR
BY MERGER WITH SYNOVUS BANK, as a
Lender
By: /s/David Correa
Name: David Correa
Title: Managing Director
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

THE HUNTINGTON NATIONAL BANK,
successor by merger to CADENCE BANK, as
a Lender
By: /s/Joe White
Name: Joe White
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, A TEXAS STATE
BANK, f/k/a TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION, as a Lender
By: /s/Jason Williams
Name: Jason Williams
Title: Executive Director
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

FIRST NATIONAL BANK OF
PENNSYLVANIA, as a Lender
By: /s/Clark W. Gregory
Name: Clark W. Gregory
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

HOMETRUST BANK, as a Lender
By: /s/Justin Dunn
Name: Justin Dunn
Title: SVP
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS LENDING PARTNERS
LLC, as a Lender
By: /s/Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as a Lender
By: /s/Kenneth D. Stover
Name: Kenneth D. Stover
Title: Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

REGIONS BANK, as a Lender
By: /s/Justin Smith
Name: Justin Smith
Title: Senior Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

PINNACLE BANK, as a Lender
By: /s/Bryan Taylor
Name: Bryan Taylor
Title: Sr. Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement

To induce Administrative Agent, Lenders, and L/C Issuers to enter into this Amendment, each of the undersigned hereby (a) consents and agrees to its execution and delivery and the terms and conditions thereof, (b) agrees that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) confirms and ratifies its continuing unconditional obligations as a Guarantor under the Guaranty, as it may be amended or otherwise modified hereby, with respect to all of the Guaranteed Obligations (as defined therein), and (d) waives notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, the L/C Issuers and Lenders and their respective successors and permitted assigns.
GUARANTORS:

DREAM FINDERS HOMES, LLC
H&H CONSTRUCTORS OF FAYETTEVILLE, LLC
VILLAGE PARK HOMES, LLC
DFH LAND, LLC
DFH WILDWOOD, LLC
DFH MANDARIN, LLC
CENTURY HOMES FLORIDA, LLC
By: /s/Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: Vice President

DREAM FINDERS HOLDINGS, LLC
By: /s/Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: General Counsel and Vice President

DFH COVENTRY, LLC
By: /s/Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: Vice President

DFH CRESCENT, LLC
By: /s/Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: Vice President

DFH LIBERTY, LLC
DFH PANELS SOUTHEAST, LLC
DFH GREENVILLE LIBERTY ASSETS, LLC
DREAM FINDERS HOMES ARIZONA, LLC
By: /s/Robert E. Riva
Name: Robert E. Riva, Jr., Esq.
Title: Vice President
Signature Page to
Eighth Amendment to Amended and Restated Credit Agreement